Summary of Significant Accounting Policies - Debt Issuance Costs (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2013 Senior Unsecured Notes due 2021 [Member] Senior Notes [Member]	Sep. 18, 2013 Senior Unsecured Notes due 2021 [Member] Senior Notes [Member]
Debt Instrument [Line Items]
Debt issuance costs, net	$ 12,458	$ 1,115	$ 10,376
Debt issuance costs, accumulated amortization	$ 1,798	$ 782
Stated interest rate			7.625%	7.625%